Exhibit 99.2

Edgewell Personal Care Company 6 Research Drive Shelton, Conn 06484
FOR IMMEDIATE RELEASE

Edgewell Personal Care to Pursue Standalone Value Creation Strategy

Terminates Merger Agreement with Harry’s, Inc.

SHELTON, Conn., February 10, 2020 — Edgewell Personal Care Company (NYSE: EPC) today announced that following the U.S. Federal Trade Commission’s (“FTC”) filing of a lawsuit seeking to block the proposed transaction, Edgewell terminated its merger agreement with Harry’s, Inc. Harry's has informed the Company that it intends to pursue litigation. The Company believes such litigation has no merit.
“We are disappointed by the FTC’s decision and continue to disagree with its position,” said Rod Little, Edgewell’s President and Chief Executive Officer. “After extensive consideration and discussion, and given the inherent uncertainty of a potential trial, the required investment of resources and time and the distraction that a continuing court battle would entail, we determined that proceeding with our standalone strategy is the best course of action for Edgewell and our shareholders.”
Mr. Little continued, “Edgewell is moving forward standalone with a strong foundation, a revamped management team and improving underlying performance, and we are confident in our ability to create value. We are committed to building a next generation CPG company by leveraging our core strengths, strategically adding to our capabilities and increasing engagement with consumers and retailers to enhance our ability to drive growth and value creation.”

Edgewell Has a Strong Foundation and Clear Plan to Drive Growth and Value Creation
•Leveraging its Global Scale. Edgewell operates in more than 20 countries with extensive retail reach across 50 countries. The Company has a diversified revenue profile across geographies and segments. North America represents about 60% of the Company’s global revenue and its international businesses contributes 40%. By segment, the Wet Shave business represents nearly 60% of its revenue and the Sun and Skin Care and Feminine Care segments add up to more than 40% of its revenue.
•Building on Unparalleled Technology and Intellectual Property. The Company’s technology stack and intellectual property provide clear competitive advantages and an ability to repeatedly bring innovation to the categories. Consistently producing high quality, durable blades is a requirement for sustainable growth in the Wet Shave category, and as such, Edgewell is well positioned for continued success. Additionally, the Company has three different R&D facilities and a leading Sun Care formulation capability.
•Focusing on Core Categories. The actions the Company has taken to refine its portfolio position it well in its core categories: Grooming, Sun & Skin Care and Feminine Care. With the successful divestiture of the Infant Care business in the fourth quarter of 2019, the Company is focused on and further investing in growth in support of its strong stable of brands, including Schick, Wilkinson Sword, Banana Boat, Hawaiian Tropic and Playtex, as well as its newer brands, including Bulldog and Jack Black.
•Operating Efficiently. The Company is continuing to implement Project Fuel, an enterprise-wide transformational initiative, launched in the second fiscal quarter of 2018, to address all aspects of Edgewell’s business and cost structure, simplifying and transforming the organization, structure and key processes. Through expected annual gross savings of $225 to $240 million in total by the end of the 2021 fiscal year, Project Fuel is facilitating further re-investment in the Company’s growth strategy while enabling Edgewell to achieve its desired future state operations.
•Maintaining a Strong Financial Position. The Company maintains a solid balance sheet, has a strong credit profile and continues to generate significant cash flows. The Company is already working to put in place an optimized capital structure to appropriately support the strategic needs of the business going forward.

•Executing a Balanced Capital Allocation Strategy. The Company’s strong free cash flow generation and leverage position provide flexibility to allocate capital to the areas of highest returns. The Company’s primary use of capital will continue to be investing appropriately in the long-term, sustainable growth of the business, both organic and through disciplined M&A. The Company will use a balanced approach to opportunistically return capital to shareholders.
•Benefiting from new leadership team. The Company has revamped its leadership team over the last 18 months with key changes, including a new CEO, CFO, COO and GC, new head of global operations, a new global innovation and marketing leader, as well as new Board members. The Company is working to identify quickly a new leader for its North American business, with focus on a seasoned, dynamic leader who has the right complement of sales and marketing expertise required to lead the business forward in this important geography.

Mr. Little concluded, “I want to personally thank Andy and Jeff, Co-CEO's of Harry's, for all their collective efforts in working to get this deal done over the past months. Having said that, we will now move forward urgency to further strengthen our business, refine our strategic priorities and create sustainable shareholder value. We are focused on innovating and building brands consumers love, strengthening our strategic partnerships with retailers, continuing to simplify through Project Fuel and maintaining a strong financial position. We will also ensure that we continue investing in our people and have top-talent in critical commercial roles. We understand our strengths and know the areas of our business where we can improve performance and are pleased with the progress we are making. In short, we are confident we are well positioned to succeed.”

About Edgewell
Edgewell (NYSE: EPC) is a leading pure-play consumer products company with an attractive, diversified portfolio of established brand names such as Schick® and Wilkinson Sword® men's and women's shaving systems and disposable razors; Edge® and Skintimate® shave preparations; Playtex®, Stayfree®, Carefree® and o.b.® feminine care products; Banana Boat®, Hawaiian Tropic®, Bulldog® and Jack Black® sun and skin care products, and Wet Ones® moist wipes. The Company has a broad global footprint and operates in more than 50 markets, including the U.S., Canada, Mexico, Germany, Japan, the U.K. and Australia, with approximately 6,000 employees worldwide.

Forward-Looking Statement
This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You should not place undue reliance on these statements. Forward-looking statements generally can be identified by the use of words or phrases such as "believe," "expect," "expectation," "anticipate," "may," "could," "intend," "belief," "estimate," "plan," "target," "predict," "likely," "will," "should," "forecast," "outlook," or other similar words or phrases. These statements are not based on historical facts, but instead reflect the Company's expectations, estimates or projections concerning future results or events, including, without limitation, the future earnings and performance of Edgewell or any of its businesses. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause the Company's actual results to differ materially from those indicated by those statements. The Company cannot assure you that any of its expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and the Company disclaims any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances, except as required by law.
In addition, other risks and uncertainties not presently known to the Company or that it presently considers immaterial could significantly affect the accuracy of any such forward-looking statements. Risks and uncertainties include those detailed from time to time in the Company's publicly filed documents, including in Item 1A. Risk Factors of Part I of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 26, 2019.

Contacts for Edgewell Personal Care
Investors:
Chris Gough
Edgewell Personal Care
+1 203-944-5706

Media:
Matthew Sherman / Aaron Palash
Joele Frank, Wilkinson Brimmer Katcher
+1 212-355-4449
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